Supplement, dated January 29, 1996, to the prospectus, dated May 1, 1995, of
        Seligman Communications and Information Fund, Inc. (the "Fund")

New Accounts and New Minimums. Effective today, the Fund is open to purchases from new investors. The minimum initial investment amount for non-retirement accounts is $2,500 (except for an account being established pursuant to the Invest-A-Check(R) Service). The minimum amount for initial investment for Seligman IRA's and other retirement accounts is $1,000. The minimum amount for subsequent investments is $100.

         The Invest-A-Check(R) Service enables a shareholder to authorize checks to be drawn on a regular checking account at regular monthly intervals in fixed amounts of $200 or more, or regular quarterly interval in fixed amounts of $500 or more, to purchase shares. Fund accounts may be established concurrently with the Invest-A-Check(R) Service if accompanied by an initial purchase check of $200 in conjunction with the monthly investment option or $500 in conjunction with the quarterly investment option. More information regarding the Invest-A-Check(R) Service can be found in the "Terms and Conditions" section of the Fund's prospectus.

         The Fund reserves the right to return investments that do not meet the foregoing minimums. The Invest-A-Check(R) minimums do not apply to existing accounts that are currently enrolled in the service.

Net Asset Value Sales. The Fund may sell Class A shares at net asset value to present and retired directors, trustees, officers, employees and their spouses (and family members of the foregoing) of the Fund, the other investment companies in the Seligman Group, J. & W. Seligman & Co. Incorporated (the "Manager") and other companies affiliated with the Manager. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate. Sales of the Funds may be made at net asset value to "eligible employee benefit plans" (as defined in the Fund's prospectus under "Special Programs") of employers who have at least (i) $1 million invested in the Seligman Group of Mutual Funds or (ii) 50 employees to whom such plan is made available. Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Referral Fee. Seligman Financial Services, Inc. shall pay broker/dealers, from its own resources, an additional fee on assets of certain Class A shares of the Seligman Mutual Funds, including the Fund, participating in an eligible employee benefit plan that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial front-end sales load was not paid because the plan meets the standards for net asset value sales, as set forth above. The fee, which is paid monthly, is a percentage of the average daily net asset value of eligible shares based on the length of time the shares have been invested in a Seligman Fund, as follows: for shares held up to 1 year,
 .50% per annum; for shares held more than 1 year up to 2 years, .25% per annum; for shares held from 2 years up to 5 years, .10% per annum; and nothing thereafter.

EQCI1A-1/96